American Century Variable Portfolios, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated August 5, 2013 ■ Statement of Additional Information dated May 1, 2013

The following is added to the Accounts Managed table on pages 48-49.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Jeffrey R. Bourke 1	Number of Accounts	1	0	0
	Assets	$239 million	N/A	N/A

1	Information is provided as of July 31, 2013. Includes $239 million in VP Ultra.

The following replaces the Ownership of Securities section on page 52.

Ownership of Securities

As of December 31, 2012, the funds’ most recent fiscal year end, none of the portfolio managers beneficially owned shares of the fund they manage. As of February 21, 2013, Chad Baumler did not beneficially own shares of VP Value. As of July 31, 2013, Jeffrey Bourke did not beneficially own shares of VP Ultra. These portfolio managers serve on investment teams that oversee a number of funds in the same broad investment category and are not expected to invest in each such fund.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-79622 1308